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                                                                   Exhibit 10.10

[This document is considered confidential and privileged. It is to be shared only with those having responsibility for the financing arrangements of the Company subsequent to receipt of permission from both parties to the Agreement.]

                                      NOTE

$5,350,000                                                     Chicago, Illinois
                                                                  March 17, 2000

          FOR VALUE RECEIVED, the undersigned hereby promises to pay to the order of TABLETOP ACQUISITION CORP., a Delaware corporation ("Company"), at the office of the Company, 200 World Trade Center, Suite 900, Chicago, Illinois 60654, or at such other place as may be designated in writing by the holder hereof, the principal sum of Five Million Three Hundred Fifty Thousand Dollars ($5,350,000), together with interest thereon at the Applicable Federal Rate of Interest as calculated on the date hereof for a short-term loan, compounded semi-annually, as such "Applicable Federal Rate" is defined in Section 7872(f)(2)(A) of the Internal Revenue Code of 1986, as such code may from time to time hereafter be amended, from the date or dates of disbursement of the aforesaid principal sum, said principal and interest to be paid as hereinafter provided.

          So long as the undersigned remains an employee in good standing with the Company, the Company agrees that all or a portion of the unpaid principal balance shall be repaid by the undersigned as follows:

          (a) On January 1, 2001 and on January 1 each calendar year thereafter continuing to and including January 1, 2009, the undersigned shall pay the outstanding principal balance and accrued and unpaid interest on the entire principal balance as of that date in accordance with the attached amortization table.

          (b) On January 1, 2010, the undersigned shall pay the outstanding principal balance and accrued and unpaid interest on the entire principal balance as of that date.

          In the event the undersigned's employment is terminated at any time and for any reason by the Company or by the undersigned, the outstanding principal balance and accrued and unpaid interest thereon shall become immediately due and payable on demand by the Company, and if no demand is made, on January 1, 2010.

          An "Event of Default" shall exist if any of the following conditions or events shall occur and be continuing: (i) default shall be made in the payment of any principal or interest on this Note when the same becomes due and payable or (ii) the undersigned (a) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or any other petition in bankruptcy, (b) makes an assignment for the benefit of creditors or
(c) is adjudicated as insolvent. If an Event of Default has occurred and is continuing, the Company may, by notice to the undersigned, declare this Note to be due and payable without presentment, demand, protest, notice of dishonor and all other demands and notices of any kind, all of which are hereby expressly waived. Notwithstanding the previous sentence, the undersigned shall have

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five business days after receipt of the notice described therein in which to cure an Event of Default.

          In the event that any payment of any principal of or interest on this
Note is not paid when due, whether by reason of maturity, acceleration or otherwise, and this Note is placed in the hands of an attorney or attorneys for collection or if this Note is placed in the hands of an attorney or attorneys for representation of Company in connection with bankruptcy or insolvency proceedings relating hereto, the undersigned promises to pay to the order of the Company, in addition to all other amounts otherwise due hereon, the costs and expenses of such collection, foreclosure and representation, including, without limitation, reasonable attorneys' fees and expenses (whether or not litigation shall be commenced in aid thereof).

          The undersigned hereby waives presentment, demand for payment, protest and notice of nonpayment or dishonor and agree that failure of the holder to exercise any of its rights hereunder in any instance shall not constitute a waiver thereof in that or any other instance.

          Any dispute or controversy between the Company and the undersigned, whether arising out of or relating to this Note, the breach of this Note, or otherwise, shall be settled by arbitration administered by the American Arbitration Association ("AAA") in accordance with its Commercial Rules then in effect and judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. Any arbitration shall be held before a single arbitrator who shall be selected by the mutual agreement of the Company and the undersigned, unless the parties are unable to agree to an arbitrator, in which case, the arbitrator will be selected under the procedures of the AAA. The arbitrator shall have the authority to award any remedy or relief that a court of competent jurisdiction could order or grant, including, without limitation, the issuance of an injunction. However, either party may, without inconsistency with this arbitration provision, apply to any court having jurisdiction over such dispute or controversy and seek interim provisional, injunctive or other equitable relief until the arbitration award is rendered or the controversy is otherwise resolved. Except as necessary in court proceedings to enforce this arbitration provision or an award rendered hereunder, or to obtain interim relief, neither a party nor an arbitrator may disclose the existence, content or results of any arbitration hereunder without the prior written consent of the Company and the undersigned. Notwithstanding any choice of law provision included in this Note, the United States Federal Arbitration Act shall govern the interpretation and enforcement of this arbitration provision. The arbitration proceeding shall be conducted in chicago, Illinois or such other location to which the parties may agree.

          This Note has been executed in the State of Illinois and shall be construed, interpreted and enforced in all respects in accordance with the laws of that State.

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          Executed the day and year first above written.


                                                     /s/ Arnold W. Donald
                                                    ----------------------------
                                                    ARNOLD W. DONALD